WisdomTree Trust

WisdomTree U.S. High Yield Corporate Bond Fund (QHY)

(the “Fund”)

Supplement dated January 1, 2026, to the currently effective
Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) for the Fund

The following information supplements and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Randall Parrish and Mohamed Basma no longer serve as portfolio managers of the Fund. Scott Frost and David Oberto are now jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Accordingly, all references in the Prospectus and SAI to Messrs. Parrish and Basma as portfolio managers of the Fund are deleted and replaced with Messrs. Frost and Oberto.

•	In the “Management – Portfolio Managers” sections of each “Fund Summary” section of the Prospectus, the following information replaces the information related to Messrs. Parrish and Basma:

Scott Frost, CFA, Senior Vice President and Portfolio Manager, has been a portfolio manager of the Fund since January 2026.

David Oberto, Senior Vice President and Lead Portfolio Manager, has been a portfolio manager of the Fund since January 2026.

•	In the “Management – Portfolio Managers – Voya IM – U.S. High Yield Corporate Bond Fund” section of the Prospectus, the following information replaces the information related to Messrs. Parrish and Basma:

Scott Frost, CFA, is a Senior Vice President and high yield Portfolio Manager at Voya IM. Prior to joining Voya, he was a sell-side high yield analyst at PNC Capital Markets. Mr. Frost earned an MSIA from Carnegie Mellon University and a BS with honors in business administration from Bowling Green State University. He is a CFA® Charterholder.

David Oberto is a Lead Portfolio Manager, Income and Growth at Voya IM. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. (“AllianzGI”) business, where he was a portfolio manager and director with portfolio management, research and trading responsibilities for the income and growth strategies team. Mr. Oberto served as portfolio manager for the U.S. High Yield Bond strategy and was also responsible for managing multiple closed-end and open-end mutual funds. Prior to that, he was a portfolio administrator, a credit default swaps (CDS) account manager and a trade-closer at Bain Capital. Mr. Oberto earned a BSBA with a concentration in finance and a minor in economics from Fordham University and an MS in finance from the D’Amore-McKim School of Business at Northeastern University.

•	In the “Investment Advisory and Other Services – Sub-Advisers – Voya Investment Management Co. LLC - Portfolio Managers” section of the SAI, the following information replaces the information for Messrs. Parrish and Basma:

As of September 30, 2025, the Fund’s portfolio managers were primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Scott Frost	1	$307 million	0	$0	0	$0
David Oberto	9	$9.8 billion	47	$62.6 billion	6	$1.3 billion

Portfolio Manager Fund Ownership. As of September 30, 2025, none of the portfolio managers owned shares of the Fund.

The changes described above will not affect the day-to-day management of the Fund or its Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-QHY-SAI-PM-0126

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